SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                December 14, 2000


                               DELUXE CORPORATION
             (Exact name of registrant as specified in its charter)



                                    MINNESOTA
         (State or other jurisdiction of incorporation of organization)



              1-7945                                 41-0216800
   (Commission File Number)            (IRS Employer Identification Number)





       3680 Victoria Street, North
           St. Paul, Minnesota                       55126-2966
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (651) 483-7111



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Item 5.  OTHER EVENTS

On December 14, 2000, Deluxe Corporation issued a press release announcing that the final distribution ratio for the distribution of shares of eFunds Corporation common stock to Deluxe shareholders is 0.5514 share of eFunds common stock for each share of Deluxe common stock that was outstanding on the record date, December 11, 2000. The shares of eFunds will be distributed to Deluxe's shareholders on December 29, 2000. . The press release is attached as Exhibit 99 to this Form 8-K.
                  .

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99    Deluxe Corporation press release issued December 14, 2000



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            DELUXE CORPORATION
                                                 Registrant


Date:  December 14, 2000                    By /s/  Anthony C. Scarfone
                                               ---------------------------------
                                               Name:  Anthony C. Scarfone
                                               Title: Senior Vice President and
                                                      General Counsel


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                                  EXHIBIT INDEX

Exhibit Number    Exhibit
--------------    -------

99                Deluxe Corporation Press Release issued December 14, 2000